CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Creative Beauty Supply of New Jersey Corporation (the "Company") on Form 10-QSB for the six months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carmine Catizone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Carmine Catizone
-----------------------------
Carmine Catizone
Chief Executive Officer

August 14, 2007


        CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION 1350
          AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Creative Beauty Supply of New Jersey Corporation (the "Company") on Form 10-QSB for the six months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Generelli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel Generelli
-----------------------------
Daniel Generelli
Chief Financial Officer

August 14, 2007